                             Letter of Transmittal
                        To Tender Shares Of Common Stock
                                       Of

                                   STAC, INC.
            Pursuant To The Offer To Purchase Dated August 14, 1997

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
                     AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
              ON SEPTEMBER 11, 1997, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                   By Mail, By Hand or By Overnight Courier:
                                 40 Wall Street
                                   46th Floor
                            New York, New York 10005
                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                                 (718) 234-5001
                             Confirm by Telephone:
                                 (718) 921-8222

--------------------------------------------------------------------------------

                        DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                      SHARES TENDERED
                    CERTIFICATE(S))                         (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                         TOTAL NUMBER
                                                                           OF SHARES        NUMBER OF
                                                         CERTIFICATE    REPRESENTED BY       SHARES
                                                        NUMBER(S)(1)    CERTIFICATE(S)     TENDERED(2)
                                                      ---------------------------------------------------

                                                      ===================================================

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                        TOTAL SHARES
------------------------------------------------------

   Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list of necessary.)

   See Instruction 14.

   1st            2nd            3rd            4th            5th
--------------------------------------------------------------------------------

   (1) Need not be completed by stockholders tendering Shares by book-entry transfer.
   (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

   (3) If you do not designate an order, then in the event less than all
       Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 14.
--------------------------------------------------------------------------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO BOOK-ENTRY TRANSFER FACILITIES WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Stockholders who cannot deliver their Share certificates and any other documents required to the Depositary by the Expiration Time (as defined in the Offer to Purchase) must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
--------------------------------------------------------------------------------

   [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
       TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     Check Applicable Box:          [ ] DTC          [ ] PDTC

     Account No. _______________________________________________________________

     Transaction Code No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
       OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) ___________________________________________

     Date of Execution of Notice of Guaranteed Delivery ________________________

     Name of Institution that Guaranteed Delivery ______________________________

     If delivery is by book-entry transfer: ____________________________________

     Name of Tendering Institution _____________________________________________

     Check Applicable Box:          [ ] DTC          [ ] PDTC

     Account No. _______________________________________________________________

     Transaction Code No.
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Stac, Inc., a Delaware corporation (the "Company"), the above-described shares of its common stock, par value $.001 per share (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 14, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

          (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

          (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned understands that the Company will determine a single per Share price (not greater than $5.50 nor less than $4.75 per Share), net to the Seller in cash (the "Purchase Price"), that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 6,000,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $5.50 nor less than $4.75 per Share) and not withdrawn pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the applicable Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

-------------------------------------------------------------------------------------------------------------------
                         PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED.
-------------------------------------------------------------------------------------------------------------------
IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED MUST
                                            BE USED. (SEE INSTRUCTION 5.)
-------------------------------------------------------------------------------------------------------------------
                   CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED
                         (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND INSTRUCTIONS BELOW),
                                        THERE IS NO VALID TENDER OF SHARES.
-------------------------------------------------------------------------------------------------------------------
 [ ] $4.750                                    [ ] $5.000                        [ ] $5.250
 [ ] $4.875                                    [ ] $5.125                        [ ] $5.375
                                                                                 [ ] $5.500
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------

        This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owns beneficially, as of the close of business on August 13, 1997 and who continues to own beneficially as of the Expiration Time, an aggregate of fewer than 100 Shares.

        The undersigned either (check one box):

        [ ] owned beneficially, as of the close of business on August 13, 1997 and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered, or

        [ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on August 13, 1997, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

     If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer
   (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares are Being Tendered" in this Letter of Transmittal). [ ]
--------------------------------------------------------------------------------

============================================================

  SPECIAL PAYMENT INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)                                (SEE INSTRUCTIONS 6 AND 8)
  To be completed ONLY if the check for the             To be completed ONLY if the check for the
  aggregate Purchase Price of Shares purchased          Purchase Price of Shares purchased and/or
  and/or certificates for Shares not tendered or        certificates for Shares not tendered or not
  not purchased are to be issued in the name of         purchased are to be mailed to someone other
  someone other than the undersigned.                   than the undersigned or to the undersigned at
                                                        an address other than that shown below the
                                                        undersigned's signature(s).

  Issue   [ ] check                                     Mail    [ ] check
  and/or  [ ] certificate(s) to:                        and/or  [ ] certificate(s) to:

  Name:                                                 Name:

  ----------------------------------------------        ----------------------------------------------

  ----------------------------------------------        ----------------------------------------------
                  (PLEASE PRINT)                                        (PLEASE PRINT)

  Address:                                              Address:
                (INCLUDE ZIP CODE)                                    (INCLUDE ZIP CODE)

  ----------------------------------------------
  (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

============================================================

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL STOCKHOLDERS)


________________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

Dated:  ____________________________  , 1997

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________

Capacity: ______________________________________________________________________
                                  (FULL TITLE)

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Firm Name: _____________________________________________________________________
                                 (PLEASE PRINT)

Name: __________________________________________________________________________


Authorized Signature:___________________________________________________________
                                  (FULL TITLE)

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ___________________________________________________


Dated:  ____________________________  , 1997

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a recognized member of an Eligible Institution (as defined in the Offer to Purchase), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the stockholder must check the box indicating the price per Share at which such stockholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that Odd Lot Owners (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such stockholder is tendering all Shares at the Purchase Price determined by the Company. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR (OTHER THAN AS DESCRIBED ABOVE FOR ODD LOT OWNERS) IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

     9. ODD LOTS. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially, as of the close of business on August 13, 1997, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

     10. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements may be obtained from the Depositary.

     11. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof or (iii) an estate or trust, the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or to the Dealer Manager at their respective addresses and telephone numbers below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

     13. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     14. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION TIME. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------
SUBSTITUTE

FORM W-9
DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN) AND CERTIFICATION
--------------------------------------------------------------------------------
             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
--------------------------------------------------------------------------------

PART 1 -- Please provide your TIN in the box at   TIN __________________________
right and certify by signing and dating below.           Social Security Number
                                                                   or
-----------------------------------------------    Employee Identification Number
NAME (Please Print)
                                                  PART 2 -- For Payees exempt from backup
-----------------------------------------------   withholding, see the Important Tax Informa-
                                                  tion above and Guidelines for Certification of
-----------------------------------------------   Taxpayer Identification Number on Substitute
                                                  Form W-9 enclosed herewith and complete as
-----------------------------------------------   instructed herein.
CITY            STATE           ZIP CODE
                                                  AWAITING TIN [ ]

--------------------------------------------------------------------------------
PART 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
(i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a PAYER'S REQUEST FOR taxpayer identification number to the appropriate IRS center or Social Security TAXPAYER IDENTIFICATION Administration office or (b) I intend to mail or deliver an application in the near NUMBER (TIN) future) and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

SIGNATURE _______________________________________________ DATE ________________
Certification instructions -- You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOUR PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                               111 Commerce Road
                          Carlstadt, New Jersey 07072
                 Banks and Brokers call collect: (201) 896-1900
                   All others call toll-free: (800) 459-8554

                      THE DEALER MANAGER FOR THE OFFER IS:

                               SMITH BARNEY INC.

                              388 Greenwich Street
                            New York, New York 10013
                                 (800) 968-9368